Commitments	12 Months Ended
Mar. 31, 2019
Commitments
Commitments

 27. Commitments

A commitment is a contractual obligation to make a payment in the future, mainly in relation to leases and agreements to buy assets such as network infrastructure and IT systems. These amounts are not recorded in the consolidated statement of financial position since we have not yet received the goods or services from the supplier. The amounts below are the minimum amounts that we are committed to pay.

Accounting policies

Leases are classified as finance leases whenever the terms of the lease transfer substantially all the risks and rewards of ownership of the asset to the lessee. All other leases are classified as operating leases.

Assets held under finance leases are recognised as assets of the Group at their fair value at the inception of the lease or, if lower, at the present value of the minimum lease payments as determined at the inception of the lease. The corresponding liability to the lessor is included in the statement of financial position as a finance lease obligation. Lease payments are apportioned between finance charges and reduction of the lease obligation so as to achieve a constant rate of interest on the remaining balance of the liability. Finance charges are recognised in the income statement.

Rentals payable under operating leases are charged to the income statement on a straight-line basis over the term of the relevant lease. Benefits received and receivable as an incentive to enter into an operating lease are also spread on a straight-line basis over the lease term.

Operating lease commitments

The Group has entered into commercial leases on certain properties, network infrastructure, motor vehicles and items of equipment. The leases have various terms, escalation clauses, purchase options and renewal rights, none of which are individually significant to the Group. Future minimum lease payments under non-cancellable operating leases comprise:

	2019	2018
	€m	€m
Within one year	2,834	2,686
In more than one year but less than two years	1,654	1,633
In more than two years but less than three years	1,227	1,155
In more than three years but less than four years	950	903
In more than four years but less than five years	739	717
In more than five years	3,412	2,600
	10,816	9,694

The total of future minimum sublease payments expected to be received under non-cancellable subleases is €1,027 million (2018: €859 million).

Capital commitments

	Company and subsidiaries		Share of joint operations		Group
	2019	2018	2019	2018	2019	2018
	€m	€m	€m	€m	€m	€m
Contracts placed for future capital expenditure not provided in the financial statements[1]	2,980	2,630	32	76	3,012	2,706

Note:

1	Commitment includes contracts placed for property, plant and equipment and intangible assets.

The Group is currently participating in an auction for licences for the use of certain spectrum bands in Germany which may give rise to future material cash outflows. See note 30 'Subsequent events' for further information

Acquisition commitments

Vodafone to acquire Liberty Global's operations in Germany, the Czech Republic, Hungary and Romania

On 9 May 2018, Vodafone announced that it had agreed to acquire Unitymedia GmbH (‘Unitymedia’) in Germany and Liberty Global’s operations (excluding its ‘Direct Home’ business) in the Czech Republic (‘UPC Czech’), Hungary (‘UPC Hungary’), and Romania (‘UPC Romania’), for a total enterprise value of €18.4 billion (the ‘Transaction’).

UPC Czech, UPC Hungary and UPC Romania will be acquired on a cash-free, debt-free basis, while it is expected that Unitymedia’s existing bond structure will be retained and refinanced over time, with Unitymedia’s term loans to be refinanced shortly after completion.

The cash consideration payable to Liberty Global will subject to adjustments for netdebt in Unitymedia’s and other items at completion. The cash consideration payable and the refinancing of Unitymedia’s term loans will be financed using Vodafone’s existing cash and short term investments.

A break fee of €250 million will be payable by Vodafone, in certain circumstances, if the Transaction does not complete.

The transaction is subject to review by and approval from the European Commission. It is anticipated that completion will take place in July 2019 with completion occurring later that month.

Indus Towers

On 25 April 2018, Vodafone, Bharti Airtel Limited and Vodafone Idea (previously idea cellular limited) announced the merger of Indus Towers Limited (‘Indus Towers’) into Bharti Infratel Limited (‘Bharti Infratel’), creating a combined company that will own the respective businesses of Bharti Infratel and Indus Towers. Indus Towers is currently jointly owned by Bharti Infratel ( 42% ),  Vodafone( 42%), Vodafone Idea ( 11.15% ) and Providence (4.85%).  Bharti group and Vodafone will jointly control the combined company, in accordance with the terms of a new shareholders’ agreement.

Vodafone Idea has the option to either sell its 11.15% shareholding in Indus Towers for cash or receive new shares in the combined company. Providence has the option to elect to receive cash or shares in the combined company for 3.35% of its 4.85% shareholding in Indus Towers, with the balance exchanged for shares.

Vodafone will be issued with 783.1 million new shares in the combined company, in exchange for its 42% shareholding in Indus Towers. On the basis that (a) Providence decides to sell 3.35% of its 4.85% shareholding in Indus Towers for cash and (b) Vodafone Idea decides to sell its full 11.15% shareholding in Indus Towers for cash, these shares would be equivalent to a 29.4% shareholding in the combined company. On the basis that (a) Providence decides to sell 3.35% of its 4.85% shareholding in Indus Towers for cash, and (b) Vodafone Idea decides to sell its full 11.15% shareholding in Indus Towers for cash, Bharti group’s shareholding will be diluted from 53.5% in Bharti Infratel today to 37.2% in the combined company. The final number of shares issued to Vodafone and the cash paid or shares issued to Vodafone Idea and Providence, will be subject to closing adjustments, including but not limited to movements in net debt and working capital for Bharti Infratel and Indus Towers.

The transaction is conditional on regulatory and other approvals.

Vodafone Hutchison Australia

On 30 August 2018, Vodafone announced that Vodafone Hutchison Australia Pty Limited (‘VHA’) and TPG Telecom Limited (‘TPG’) have agreed to merge. Vodafone and Hutchison Telecommunications (Australia) Limited (‘HTAL’) will each own an economic interest of 25.0% in the new combined company, with TPG shareholders owning the remaining 49.9%.

Of the net debt held by VHA prior to completion of the merger Vodafone will provide a guarantee on approximately US$1.75 bllion, which is lower than the guarantees of approximately US$1.75 billion and AUD0.85 billion currently provided.

Vodafone Hutchison Australia (VHA) has confirmed that it intends to challenge the ACCC decision through the Federal Court.